Exhibit 99.1

Reporting Person:  MatlinPatterson LLC

Issuer Name and Ticker Symbol:  Huntsman Corporation (HUN)

Date of Event Requiring Statement:   2/16/05

Joint Filer Information

Each of the following filers have designated MatlinPatterson LLC as the ("Designated Filer") for purposes of the attached Form 4.


     (1)  MatlinPatterson Asset Management LLC
          520 Madison Avenue
          New York New York 10022

     (2)  MatlinPatterson Global Opportunities Partners L.P.
          520 Madison Avenue
          New York New York 10022

     (3)  MatlinPatterson Global Opportunities Partners B, L.P.
          520 Madison Avenue
          New York New York 10022

     (4) MatlinPatterson Global Opportunities Partners (Bermuda) L.P. 520 Madison Avenue
          New York New York  10022

     (5)  MatlinPatterson Global Partners LLC
          520 Madison Avenue
          New York New York 10022

     (6)  MatlinPatterson Global Advisers LLC
          520 Madison Avenue
          New York New York 10022

     (7)  Mark R. Patterson
          520 Madison Avenue
          New York New York 10022

      (8) David J. Matlin
          520 Madison Avenue
          New York New York 10022

Date:    February 18, 2005    MATLINPATTERSON ASSET MANAGEMENT LLC


                              By: /s/ MARK R. PATTERSON
                                  ------------------------------------------
                              Name:   Mark R. Patterson
                              Title:  Chairman



Date:    February 18, 2005    MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P.

                              By:   MatlinPatterson Global Partners LLC
                                    as general partner


                                    By: /s/ MARK R. PATTERSON
                                        ------------------------------------
                                        Name:   Mark R. Patterson
                                        Title:  Director



Date:    February 18, 2005    MATLINPATTERSON GLOBAL OPPORTUNITIES
                              PARTNERS B, L.P.

                              By:   MatlinPatterson Global Partners LLC
                                    as general partner


                                    By: /s/ MARK R. PATTERSON
                                        ------------------------------------
                                        Name:   Mark R. Patterson
                                        Title:  Director



Date:    February 18, 2005    MATLINPATTERSON GLOBAL OPPORTUNITIES
                              PARTNERS (BERMUDA) L.P.

                              By:   MatlinPatterson Global Partners LLC
                                    as general partner


                                    By: /s/ MARK R. PATTERSON
                                        ------------------------------------
                                        Name:   Mark R. Patterson
                                        Title:  Director



Date:    February 18, 2005    MATLINPATTERSON GLOBAL PARTNERS LLC


                              By: /s/ MARK R. PATTERSON
                                  ------------------------------------------
                                  Name:   Mark R. Patterson
                                  Title:  Director

Date:    February 18, 2005    MATLINPATTERSON GLOBAL ADVISERS LLC


                              By: /s/ MARK R. PATTERSON
                                  ------------------------------------------
                                  Name:   Mark R. Patterson
                                  Title:  Chairman



Date:    February 18, 2005    MARK R. PATTERSON


                              By: /s/ MARK R. PATTERSON
                                  ------------------------------------------
                                  Name:   Mark R. Patterson



Date:    February 18, 2005    DAVID J. MATLIN

                              By: /s/ DAVID J. MATLIN
                                  ------------------------------------------
                                  Name:   David J. Matlin